                                                                    EXHIBIT 10.4

                            AKAMAI TECHNOLOGIES, INC.

                    Form Nonstatutory Stock Option Agreement
                     Granted Under 1998 Stock Incentive Plan


1.       Grant of Option.

         This agreement evidences the grant by Akamai Technologies, Inc., a
Delaware corporation (the "Company"), on          , 19___ (the "Grant Date") to
             , a consultant of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $ per Share. Unless earlier terminated, this option shall expire on ______________, 19___ (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       Vesting Schedule.

         This option will become exercisable ("vest") as to   % of the original
number of Shares on the [FIRST] anniversary of the Grant Date and as to an
additional   % of the original number of Shares at the end of each successive full [THREE- MONTH] period following the first anniversary of the Grant Date until the [FIFTH] anniversary of the Grant Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

         (b) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform its responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.       Right of First Refusal.

         (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

         (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after its receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

         (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection
(b)
above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

         (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

         (e) The following transactions shall be exempt from the provisions of this Section 4:

                  (1) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

                  (2) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company.

         (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

         (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

                  (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

                  (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

         (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.       Agreement in Connection with Public Offering.

         The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and
(ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.       Withholding.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.       Nontransferability of Option.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, and this option shall be exercisable only by the Participant.

8.       Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                                     AKAMAI TECHNOLOGIES, INC.



Dated:__________, 19__                               By:
                                                           Name:
                                                           Title:

                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.

                                        PARTICIPANT:__________________


                                        By:___________________________
                                             Name:
                                             Title

                                        Address:______________________

                                                ______________________